LEHMAN BROTHERS


                               DERIVED INFORMATION


                            $250,000,000 Certificates


                 THE MONEY STORE HOME IMPROVEMENT TRUST 1997-II


                              The Money Store, Inc.
                                   as Servicer

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                 LEHMAN BROTHERS


SECURITIES OFFERED:

TO MATURITY:
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                                               Approx.    Estimated       Prin. Pmt.       Expected       Stated         Expected
                    Approx.                    Expecte    WAL/MDUR          Window          Final         Final           Ratings
   Securities       Size         Benchmark      Price       (yrs)          (months)        Maturity      Maturity       Moody's/S&P

----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $94,900,000       1 Yr Tsy     100.00%     1.00/0.93            1- 25        7/15/99      7/15/08       Aaa/AAA
Class A-2 (1)      61,800,000       3 Yr Tsy     100.00%     3.00/2.62          25 - 51        9/15/01     10/15/13       Aaa/AAA
Class A-3 (1)      27,675,000       5 Yr Tsy     100.00%     5.14/4.19          51 - 74        8/15/03      3/15/16       Aaa/AAA
Class M-1 (1)      33,125,000          Curve     100.00%     7.91/5.81         74 - 124       10/15/07      2/15/20       Aa2/AA
Class M-2 (1)      18,750,000      10 Yr Tsy     100.00%    13.45/7.95        124 - 235        1/15/17      8/15/28        A2/A
Class B (1)        13,750,000          Curve     100.00%     7.66/5.35         44 - 235        1/15/17      8/15/28      Baa2/BBB
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

TO 10% CALL:
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                                               Approx.    Estimated       Prin. Pmt.       Expected       Stated         Expected
                  Approx.                      Expected   WAL/MDUR          Window          Final         Final           Ratings
   Securities       Size         Benchmark      Price       (yrs)          (months)        Maturity      Maturity       Moody's/S&P

----------------------------------------------------------------------------------------------------------------------------------
Class M-2 (1)      18,750,000      10 Yr Tsy     100.00%   10.30/6.82         124 - 124       10/15/07      8/15/28        A2/A
Class B (1)        13,750,000          Curve     100.00%    7.02/5.11          44 - 124       10/15/07      8/15/28      Baa2/BBB
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(1)  Prepayments are 1.7% CPR in month one increasing by 1.7% CPR each month \ to 17% CPR by month 10, remaining at 17% CPR subsequent to month 10.

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                 LEHMAN BROTHERS
SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY


% of Prepayment Assumption       0.0%        50.0%          76.5%          100.0%         123.5%         150.0%         200.0%
Implied Seasoned CPR             0.0%         8.5%          13.0%           17.0%          21.0%          25.5%          34.0%

CLASS A-1
Avg. Life (yrs)                 4.49         1.56           1.19           1.00           0.87           0.78           0.65
Mod Duration (yrs)              3.58         1.42           1.10           0.93           0.82           0.73           0.62
Window (begin-end)(mths)        1-111        1-42           1-31           1-25           1-21           1-18           1-1
Expected Final Maturity        9/15/06      12/15/00      1/15/00        7/15/99        3/15/99        12/15/98       8/15/98
Yield @ 100.000%                6.43         6.32           6.27           6.23           6.19           6.16           6.09

CLASS A-2
Avg. Life (yrs)                12.10         5.13           3.74           3.00           2.49           2.09           1.61
Mod Duration (yrs)              8.04         4.19           3.20           2.62           2.22           1.88           1.48
Window (begin-end)(mths)      111-176       42-87          31-64          25-51          21-43          18-35          14-26
Expected Final Maturity       2/15/12      9/15/04        10/15/02       9/15/01        1/15/01        5/15/00        8/15/99
Yield @ 100.000%                6.68         6.65           6.63           6.61           6.60           6.58           6.54

CLASS A-3
Avg. Life (yrs)                16.38         8.53           6.41           5.14           4.26           3.47           2.50
Mod Duration (yrs)              9.54         6.25           5.01           4.19           3.57           2.99           2.22
Window (begin-end)(mths)      176-216       87-121         64-92          51-74          43-62          35-50          26-36
Expected Final Maturity       6/15/15       7/15/07       2/15/05        8/15/03        8/15/02        8/15/01        6/15/00
Yield @ 100.000%                6.91         6.90           6.89           6.88           6.86           6.85           6.82

CLASS M-1
Avg. Life (yrs)                19.65        12.52           9.70           7.91           6.61           5.44           3.91
Mod Duration (yrs)             10.19         7.96           6.73           5.81           5.07           4.34           3.28
Window (begin-end)(mths)      216-266      121-187         92-151         74-124         62-104         50-87          36-63
Expected Final Maturity       8/15/19      1/15/13        1/15/10        10/15/07       2/15/06        9/15/04        9/15/02
Yield @ 100.000%                7.25         7.24           7.24           7.23           7.22           7.21           7.19

CLASS M-2
Avg. Life (yrs)                23.59        18.76          15.78          13.45          11.49           9.67           7.16
Mod Duration (yrs)             10.38         9.44           8.68           7.95           7.23           6.47           5.23
Window (begin-end)(mths)      266-298      187-287        151-265        124-235        104-212         87-183         63-142
Expected Final Maturity       4/15/22      5/15/21        7/15/19        1/15/17        2/15/15        9/15/12        4/15/09
Yield @ 100.000%                7.94         7.94           7.93           7.93           7.93           7.92           7.91

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                 LEHMAN BROTHERS
SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY
% of Prepayment Assumption       0.0%        50.0%          76.5%          100.0%         123.5%         150.0%         200.0%
Implied Seasoned CPR             0.0%         8.5%          13.0%           17.0%          21.0%          25.5%          34.0%

CLASS B
Avg. Life (yrs)                18.67        11.76           9.24           7.66           6.47           5.89           5.12
Mod Duration (yrs)              9.45         7.19           6.11           5.35           4.72           4.42           4.00
Window (begin-end)(mths)      163-298       74-287         54-265         44-235         37-212         37-183         37-142
Expected Final Maturity       4/15/22       5/15/21       7/15/19        1/15/17        2/15/15         9/15/12       4/15/09
Yield @ 100.000%                7.82         7.81           7.81           7.80           7.79           7.79           7.78

TO 10% CLEANUP CALL

% of Prepayment Assumption       0.0%        50.0%          76.5%          100.0%         123.5%         150.0%         200.0%
Implied Seasoned CPR             0.0%         8.5%          13.0%           17.0%          21.0%          25.5%          34.0%

CLASS M-2
Avg. Life (yrs)                22.13        15.55          12.55          10.30           8.63           7.30           5.45
Mod Duration (yrs)             10.15         8.67           7.70           6.82           6.05           5.36           4.28
Window (begin-end)(mths)      266-266      187-187        151-151        124-124        104-104         87-88          63-66
Expected Final Maturity       8/15/19      1/15/13        1/15/10       10/15/07        2/15/06       10/15/04       12/15/02
Yield @ 100.000%                7.94         7.93           7.93           7.93           7.92           7.91           7.90

CLASS B
Avg. Life (yrs)                18.37        11.11           8.59           7.02           5.88           5.30           4.50
Mod Duration (yrs)              9.40         7.03           5.91           5.11           4.47           4.14           3.64
Window (begin-end)(mths)      163-266       74-187         54-151         44-124         37-104         37-88          37-66
Expected Final Maturity       8/15/19       1/15/13       1/15/10       10/15/07        2/15/06       10/15/04       12/15/02
Yield @ 100.000%                7.82         7.81           7.81           7.80           7.79           7.78           7.77

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

COLLATERAL SUMMARY

Collateral statistics for the Sample Loans are listed below as of the Cut-off Date.

TOTAL NUMBER OF LOANS                                              5,836

TOTAL OUTSTANDING LOAN BALANCE                           $112,962,013.94

   BALLOON (% OF TOTAL)                                            0.02%
   LEVEL PAY (% OF TOTAL)                                         99.98%
AVERAGE LOAN PRINCIPAL BALANCE                                $19,356.07
WEIGHTED AVERAGE COUPON                                           12.60%
WEIGHTED AVERAGE ORIGINAL TERM (MTHS)                                230
RANGE OF ORIGINAL TERMS                               1 - 60:      1.52%
                                                     61 - 120:    11.07%
                                                    121 - 180:    21.49%
                                                    181 - 240:    32.65%
                                                    241 - 300:    33.26%

WEIGHTED AVERAGE REMAINING TERM (MTHS)                               229

LIEN POSITION (FIRST/SECOND/THIRD)                .00% / 81.80% / 18.19%

PROPERTY TYPE
        SINGLE FAMILY                                             97.21%
        2-4 FAMILY                                                 1.12%
        TOWNHOUSE                                                  0.05%
        OTHER                                                      1.62%

OCCUPANCY STATUS
        OWNER OCCUPIED                                            99.09%
        INVESTMENT/SECOND HOME                                     0.91%

GEOGRAPHIC DISTRIBUTION
other states account individually for less than
5% of principal balance                                    CA:    41.52%
                                                           NV:     5.94%

PRODUCT TYPE
       FHA INSURED HOME IMPROVEMENTS                              15.56%
       CONVENTIONAL HOME IMPROVEMENTS                             84.44%

DELINQUENCY
       CURRENT                                                     99.15%
       30 - 59 DAYS                                                 0.85%

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).